UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2013

DUNE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27897	95-4737507
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

Two Shell Plaza 777 Walker Street, Suite 2300 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 229-6300

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On May 8, 2013, the Company issued 6,249,996 shares of its Common Stock to certain of its existing investors in exchange for aggregate consideration of $10,000,000. The shares were issued pursuant to those certain Stock Purchase Agreements between the Company and the same existing investors, dated as of December 20, 2012 (filed as Exhibit 10.1 to the Registrant’s Form 8-K (File No. 000-27897) filed on December 24, 2012). The shares of Common Stock were issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended. After giving effect to this transaction, the total number of outstanding shares of the Company is 65,256,644.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNE ENERGY, INC.

Date: May 9, 2013	By:	/s/ James A. Watt
	Name:	James A. Watt
	Title:	Chief Executive Officer